Exhibit 99.1

SEC Declares AXIS Capital and PartnerRe’s Joint Registration

Statement on Form S-4 “Effective”

— Amalgamation Agreement to be voted on July 24, 2015 by Both Companies’ Shareholders —

— AXIS Capital and PartnerRe Boards Urge Shareholders of Both Companies to Vote “FOR” Merger —

— Transaction Remains on Track to Close in Third Quarter of 2015 —

PEMBROKE, Bermuda, June 1, 2015 — AXIS Capital Holdings Limited (“AXIS Capital”) (NYSE:AXS) and PartnerRe Ltd. (“PartnerRe”) (NYSE:PRE) today announced that their joint registration statement filed on Form S-4 was declared effective by the U.S. Securities and Exchange Commission (“SEC”).

The companies also announced that they have each scheduled special shareholder meetings in connection with the proposed combination of AXIS Capital and PartnerRe. In addition to the receipt of respective shareholder approvals, the transaction remains subject to other customary closing conditions, including receipt of certain additional regulatory clearances. The transaction remains on track to close in the third quarter of 2015.

AXIS Capital’s special meeting of shareholders will be held on July 24, 2015 at 9:00 a.m. Bermuda time, at 92 Pitts Bay Road, Pembroke, HM Bermuda. The meeting is being held to seek shareholder approval of the amalgamation agreement with PartnerRe.

PartnerRe’s special meeting of shareholders in connection with the amalgamation agreement will be held on July 24, 2015 at 9:00 a.m. Bermuda time, at 90 Pitts Bay Road, Pembroke, HM08 Bermuda. The meeting is being held to seek shareholder approval of the amalgamation agreement with AXIS Capital.

The registration statement containing the joint proxy statement/prospectus is available through the SEC’s website at www.sec.gov, via PartnerRe’s IR website at www.partnerre.com, and AXIS Capital’s IR website at investor.axiscapital.com. Both companies expect to begin mailing the joint proxy statement/prospectus to their respective shareholders in the coming days. The proxy statement/prospectus provides important information about PartnerRe, AXIS Capital, and the proposed merger, as well as instructions for shareholders on voting.

The AXIS Capital and PartnerRe boards recommend that their respective stockholders vote “FOR” the amalgamation agreement between the companies and encourage stockholders to carefully evaluate the investor presentations filed by both companies on June 1, 2015 as part of their consideration of the transaction.

On January 25, 2015, AXIS Capital and PartnerRe entered into a definitive amalgamation agreement to create a broadly diversified global specialty insurance and reinsurance company with expanded market presence, gross premiums above $10 billion, and total capitalization above $14 billion.

On May 4, 2015, AXIS Capital and PartnerRe signed a revised merger agreement that included a special one-time cash dividend of $11.50 per share, payable to PartnerRe shareholders in connection with and conditioned on the closing of the merger.

The merger is expected to be accretive to EPS and ROE for the shareholders of both companies starting in 2016.

Goldman, Sachs & Co. is acting as financial advisor, and Simpson Thacher & Bartlett LLP and Conyers Dill & Pearman are acting as legal counsel to AXIS Capital.

Credit Suisse and Lazard are acting as co-financial advisors and Davis Polk & Wardwell LLP and Appleby Global Services Limited are acting as legal counsel to PartnerRe.

About AXIS Capital

AXIS Capital is a Bermuda-based global provider of specialty lines insurance and treaty reinsurance with shareholders’ equity attributable to AXIS Capital at March 31, 2015 of $6.0 billion and locations in Bermuda, the United States, Europe, Singapore, Canada, Australia and Latin America. Its operating subsidiaries have been assigned a rating of “A+” (“Strong”) by Standard & Poor’s and “A+” (“Superior”) by A.M. Best. For more information about AXIS Capital, visit our website at www.axiscapital.com.

About PartnerRe Ltd.

PartnerRe Ltd. is a leading global reinsurer, providing multi-line reinsurance to insurance companies. The Company, through its wholly owned subsidiaries, also offers capital markets products that include weather and credit protection to financial, industrial and service companies. Risks reinsured include property, casualty, motor, agriculture, aviation/space, catastrophe, credit/surety, engineering, energy, marine, specialty property, specialty casualty, multi-line and other lines in its Non-life operations, mortality, longevity and accident and health in its Life and Health operations, and alternative risk products. For the year ended December 31, 2014, total revenues were $6.5 billion. At March 31, 2015, total assets were $22.5 billion, total capital was $8.0 billion and total shareholders’ equity attributable to PartnerRe was $7.2 billion.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”). In connection with this proposed business combination, PartnerRe and AXIS have filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), and a definitive joint proxy statement/prospectus of PartnerRe and AXIS and other documents related to the proposed transaction. This communication is not a substitute for any such documents. The registration statement was declared effective by the SEC on June 1, 2015. INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Definitive proxy statement(s) will be mailed to shareholders of PartnerRe and/or AXIS, as applicable. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PartnerRe are available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216. Copies of the documents filed with the SEC by AXIS are available free of charge on AXIS’ internet website at http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation

PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2015, May 16, 2014 and March 27, 2014. Information about the directors and executive officers of AXIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 23, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on March 11, 2015, January 29, 2015, August 7, 2014, June 26, 2014, March 27, 2014 and February 26, 2014.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “illustrative,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’ most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	the failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	the ability of either PartnerRe or AXIS to effectively integrate their businesses; and

•	the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate. Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements. Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements. PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

AXIS Capital:

Investor:

AXIS Capital Holdings Limited

Linda Ventresca, (441) 405-2727

investorrelations@axiscapital.com

or

Media:

Kekst and Company

Michael Herley, (212) 521-4897

michael-herley@kekst.com

PartnerRe Ltd.:

Investor:

Robin Sidders, (441) 294-5216

robin.sidders@partnerre.com

or

Media:

Celia Powell, (441) 294-5210

celia.powell@partnerre.com

or

Sard Verbinnen & Co

Drew Brown/Daniel Goldstein, (212) 687-8080

Source: AXIS Capital Holdings Limited and PartnerRe Ltd.